Wessex House, 4th Floor 45 Reid Street Hamilton HM 12 Bermuda 441-278-9250 441-278-9255 fax Contact: John C.R. Hele Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information

as of March 31, 2009 (unaudited)

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Changes in Shareholders’ Equity	4
	d.	Consolidated Statements of Comprehensive Income	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8
	c.	Insurance Segment Underwriting Results	9-10
	d.	Reinsurance Segment Underwriting Results	11-12

IV.	Investment Information
	a.	Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution	13
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	14
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	15
	d.	Bank Loans	16

V.	Other
	a.	Comments on Regulation G	17
	b.	Operating Income Reconciliation	18
	c.	Annualized Operating Return on Average Common Equity	19
	d.	Capital Structure	20

All financial information contained herein is unaudited, except for the consolidated balance sheet as of December 31, 2008 and 2007.

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended
	March 31,
	2009	2008	Change
Gross premiums written	$1,024,971	$1,053,152	(2.7)%

Net premiums written	$822,863	$811,342	1.4%

Net premiums earned	$700,564	$708,234	(1.1)%

Underwriting income (loss)	$93,389	$98,371	(5.1)%

Net investment income	$95,882	$122,193	(21.5)%
Per diluted share	$1.53	$1.80	(15.0)%

Net income (loss) available to common shareholders	$139,869	$189,422	(26.2)%
Per diluted share	$2.24	$2.78	(19.4)%

After-tax operating income available to common shareholders (1)	$169,001	$201,983	(16.3)%
Per diluted share	$2.70	$2.97	(9.1)%

Comprehensive income (loss)	$202,060	$157,067	28.6%

Cash flow from operations	$294,803	$334,545	(11.9)%

Diluted weighted average common shares and common
share equivalents outstanding	62,559,969	68,019,413	(8.0)%

Underwriting ratios:
Loss ratio	57.2%	57.1%	0.1%
Acquisition expense ratio	17.9%	16.1%	1.8%
Other operating expense ratio	11.6%	13.0%	(1.4)%
Combined ratio	86.7%	86.2%	0.5%

Annualized operating return on average common equity	21.1%	21.9%	(0.8)%

(1) See page 17, Comments on Regulation G.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008	2007	2007	2007	2007
Revenues
Gross premiums written	$1,024,971	$825,465	$903,533	$886,926	$1,053,152	$828,160	$999,159	$1,102,210	$1,210,614

Net premiums written	$822,863	$615,574	$692,692	$686,118	$811,342	$577,666	$694,630	$757,895	$871,745
Decrease (increase) in unearned premiums	(122,299)	82,940	40,339	19,557	(103,108)	134,550	40,899	(6,483)	(126,252)
Net premiums earned	700,564	698,514	733,031	705,675	708,234	712,216	735,529	751,412	745,493
Net investment income	95,882	111,745	117,022	117,120	122,193	120,807	118,464	113,923	110,047
Net realized gains (losses)	(5,164)	(27,704)	(23,001)	(1,920)	48,686	38,463	16,868	(3,272)	6,280

Total other-than-temporary impairment losses	(92,989)	(75,169)	(82,533)	(10,749)	(12,711)	(19,731)	(2,721)	(485)	(7,261)
Portion of loss recognized in other comprehensive income (loss), before taxes	56,855	—	—	—	—	—	—	—	—
Net impairment losses recognized in earnings	(36,134)	(75,169)	(82,533)	(10,749)	(12,711)	(19,731)	(2,721)	(485)	(7,261)

Fee income	925	1,456	944	1,238	1,068	1,866	1,610	2,091	1,969
Equity in net income (loss) of investment funds accounted for using the equity method	(9,581)	(174,147)	(1,731)	19,583	(22,313)	(906)	(5,283)	3,376	2,642
Other income	3,951	211	3,067	4,968	4,036	5,483	2,696	265	604
Total revenues	750,443	534,906	746,799	835,915	849,193	858,198	867,163	867,310	859,774

Expenses
Losses and loss adjustment expenses	400,542	490,816	548,886	404,625	404,417	395,751	402,695	425,663	420,061
Acquisition expenses	126,458	123,231	133,413	119,226	114,639	111,702	131,424	117,277	120,128
Other operating expenses	87,116	100,385	95,652	102,578	97,187	101,275	95,545	100,505	90,813
Interest expense	5,712	6,285	6,241	5,788	5,524	5,523	5,524	5,523	5,523
Net foreign exchange (gains) losses	(25,205)	(51,479)	(68,395)	(298)	23,587	4,121	23,656	6,450	9,742
Total expenses	594,623	669,238	715,797	631,919	645,354	618,372	658,844	655,418	646,267

Income before income taxes	155,820	(134,332)	31,002	203,996	203,839	239,826	208,319	211,892	213,507

Income tax expense (benefit)	9,490	2,179	(1,849)	5,253	7,956	(1,044)	2,113	6,037	8,495

Net Income (Loss)	146,330	(136,511)	32,851	198,743	195,883	240,870	206,206	205,855	205,012

Preferred dividends	6,461	6,461	6,461	6,461	6,461	6,461	6,461	6,461	6,461

Net income (loss) available to common shareholders	$139,869	$(142,972)	$26,390	$192,282	$189,422	$234,409	$199,745	$199,394	$198,551

Net income (loss) per common share
Basic	$2.32	$(2.38)	$0.44	$3.05	$2.90	$3.44	$2.87	$2.75	$2.69
Diluted (1)	$2.24	$(2.38)	$0.42	$2.92	$2.78	$3.31	$2.76	$2.65	$2.59

Weighted average common shares and common share equivalents outstanding
Basic	60,313,550	60,048,258	60,109,932	62,995,550	65,295,516	68,074,208	69,561,789	72,494,823	73,931,996
Diluted (1)	62,559,969	60,048,258	62,830,910	65,748,119	68,019,413	70,901,361	72,378,940	75,254,846	76,640,686

(1) Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents for such period do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008	2007	2007	2007	2007
Assets
Investments:
Fixed maturities available for sale, at market value	$8,540,653	$8,122,221	$7,544,831	$7,746,296	$7,591,695	$7,137,998	$7,342,238	$6,923,478	$6,963,359
Short-term investments available for sale, at market value	749,708	479,586	863,783	645,587	631,285	699,036	1,315,903	1,114,485	796,682
Investment of funds received under securities lending agreements, at market value	550,821	730,194	933,797	918,207	1,228,868	1,503,723	920,306	1,114,959	1,160,098
Other investments	104,988	109,601	142,146	295,638	316,252	353,694	280,241	273,830	268,724
Investment funds accounted for using the equity method	293,452	301,027	384,139	351,879	294,379	235,975	216,917	188,005	153,663
Total investments	10,239,622	9,742,629	9,868,696	9,957,607	10,062,479	9,930,426	10,075,605	9,614,757	9,342,526

Cash	244,037	251,739	239,097	246,544	258,680	239,915	250,804	245,143	225,249
Accrued investment income	65,365	78,052	82,218	76,313	73,686	73,862	70,697	71,064	68,012
Investment in joint venture	101,143	98,341	98,951	100,000	—	—	—	—	—
Fixed maturities and short-term investments pledged under securities lending
agreements, at market value	559,691	728,065	905,546	890,822	1,190,086	1,463,045	884,375	1,085,757	1,120,957
Premiums receivable	720,724	628,951	738,694	859,261	880,946	729,628	902,987	1,041,921	954,168
Unpaid losses and loss adjustment expenses recoverable	1,710,781	1,729,135	1,656,848	1,586,201	1,652,117	1,609,619	1,581,909	1,545,820	1,537,176
Paid losses and loss adjustment expenses recoverable	76,312	63,294	105,491	113,439	110,962	132,289	132,039	131,441	120,883
Prepaid reinsurance premiums	274,578	303,707	335,210	364,226	419,046	480,462	541,529	544,137	501,287
Deferred income tax assets, net	62,210	60,192	72,118	66,944	55,645	57,051	64,474	70,688	64,271
Deferred acquisition costs, net	313,973	295,192	310,916	319,732	311,364	290,059	301,974	309,651	314,686
Receivable for securities sold	1,191,896	105,073	1,099,000	1,053,379	671,354	17,359	82,383	54,954	164,124
Other assets	531,955	532,175	618,017	647,034	668,110	600,552	575,226	578,435	548,532
Total Assets	$16,092,287	$14,616,545	$16,130,802	$16,281,502	$16,354,475	$15,624,267	$15,464,002	$15,293,768	$14,961,871

Liabilities
Reserve for losses and loss adjustment expenses	$7,709,317	$7,666,957	$7,569,543	$7,349,083	$7,319,141	$7,092,452	$6,949,449	$6,782,433	$6,595,820
Unearned premiums	1,617,431	1,526,682	1,653,855	1,735,371	1,810,324	1,765,881	1,960,228	2,001,736	1,950,264
Reinsurance balances payable	146,981	138,509	214,550	254,830	322,280	301,309	336,134	382,488	393,658
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	—	—	—	—	—
Securities lending payable	574,337	753,528	950,327	918,207	1,228,868	1,503,723	920,306	1,114,959	1,160,098
Payable for securities purchased	1,433,732	123,309	1,138,117	1,064,224	710,994	23,155	515,218	434,624	216,381
Other liabilities	580,093	574,595	687,700	673,554	658,324	601,936	607,872	573,461	562,302
Total Liabilities	12,461,891	11,183,580	12,614,092	12,395,269	12,349,931	11,588,456	11,589,207	11,589,701	11,178,523

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares	130	130	130	130	130	130	130	130	130
Common shares	605	605	602	619	646	673	691	713	737
Additional paid-in capital	996,417	994,585	977,059	1,089,636	1,269,821	1,451,667	1,577,284	1,716,295	1,910,125
Retained earnings	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	1,794,569
Accumulated other comprehensive income (loss), net of deferred income tax	(261,333)	(255,594)	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	77,787
Total Shareholders’ Equity	3,630,396	3,432,965	3,516,710	3,886,233	4,004,544	4,035,811	3,874,795	3,704,067	3,783,348
Total Liabilities and Shareholders’ Equity	$16,092,287	$14,616,545	$16,130,802	$16,281,502	$16,354,475	$15,624,267	$15,464,002	$15,293,768	$14,961,871

Common shares outstanding (1)	60,532,222	60,511,974	60,173,489	61,943,100	64,649,618	67,318,466	69,141,795	71,273,285	73,746,726

Book value per common share	$54.61	$51.36	$53.04	$57.49	$56.92	$55.12	$51.34	$47.41	$46.89

(1) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2009	2008	2008	2008	2008	2007	2007	2007

Non-Cumulative Preferred Shares
Balance at beginning and end of period	$130	$130	$130	$130	$130	$130	$130	$130

Common Shares
Balance at beginning of period	605	602	619	646	673	691	713	737
Common shares issued, net	0	3	1	2	0	2	0	5
Purchases of common shares under share repurchase program	(0)	—	(18)	(29)	(27)	(20)	(22)	(29)
Balance at end of period	605	605	602	619	646	673	691	713

Additional Paid-in Capital
Balance at beginning of period	994,585	977,059	1,089,636	1,269,821	1,451,667	1,577,284	1,716,295	1,910,125
Common shares issued	0	996	0	3,511	0	2,172	0	296
Exercise of stock options	528	10,593	4,146	5,324	3,749	3,505	1,721	6,376
Common shares retired	(3,760)	(39)	(123,510)	(201,498)	(190,278)	(136,357)	(145,865)	(210,871)
Amortization of share-based compensation	4,318	5,974	6,792	12,911	4,600	5,053	5,095	10,151
Other	746	2	(5)	(433)	83	10	38	218
Balance at end of period	996,417	994,585	977,059	1,089,636	1,269,821	1,451,667	1,577,284	1,716,295

Retained Earnings
Balance at beginning of period	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	1,794,569
Cumulative effect of change in accounting principle, adoption of FSP FAS 115-2 (1)	61,469	—	—	—	—	—	—	—
Balance at beginning of period, as adjusted	2,754,708	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963	1,794,569
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)
Net income (loss)	146,330	(136,511)	32,851	198,743	195,883	240,870	206,206	205,855
Balance at end of period	2,894,577	2,693,239	2,836,211	2,809,821	2,617,539	2,428,117	2,193,708	1,993,963

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	(255,594)	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	77,787
Cumulative effect of change in accounting principle, adoption of FSP FAS 115-2 (1)	(61,469)	—	—	—	—	—	—	—
Balance at beginning of period, as adjusted	(317,063)	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)	77,787
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	114,844	64,976	(271,231)	(131,446)	(37,577)	54,354	105,816	(88,100)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(56,855)	—	—	—	—	—	—	—
Foreign currency translation adjustments, net of deferred income tax	(2,259)	(23,278)	(12,088)	1,065	(1,239)	(2,112)	4,200	3,279
Balance at end of period	(261,333)	(255,594)	(297,292)	(13,973)	116,408	155,224	102,982	(7,034)

Total Shareholders’ Equity	$3,630,396	$3,432,965	$3,516,710	$3,886,233	$4,004,544	$4,035,811	$3,874,795	$3,704,067

(1) FSP FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments.”

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008	2007	2007	2007	2007

Comprehensive Income (Loss)
Net income (loss)	$146,330	$(136,511)	$32,851	$198,743	$195,883	$240,870	$206,206	$205,855	$205,012
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	58,324	(69,067)	(386,052)	(139,831)	12,707	80,187	127,082	(94,500)	22,014
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(56,855)	—	—	—	—	—	—	—	—
Reclassification of net realized (gains) losses, net of income taxes, included in net income	56,520	134,043	114,821	8,385	(50,284)	(25,833)	(21,266)	6,400	(1,427)
Foreign currency translation adjustments	(2,259)	(23,278)	(12,088)	1,065	(1,239)	(2,112)	4,200	3,279	7,776
Other comprehensive income (loss)	55,730	41,698	(283,319)	(130,381)	(38,816)	52,242	110,016	(84,821)	28,363
Comprehensive Income (Loss)	$202,060	$(94,813)	$(250,468)	$68,362	$157,067	$293,112	$316,222	$121,034	$233,375

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008	2007	2007	2007	2007

Operating Activities
Net income (loss)	$146,330	$(136,511)	$32,851	$198,743	$195,883	$240,870	$206,206	$205,855	$205,012
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	5,620	28,383	23,916	2,955	(46,502)	(38,463)	(16,755)	3,272	(6,164)
Net impairment losses included in earnings	36,134	75,169	82,533	10,749	12,711	19,731	2,721	485	7,261
Equity in net (income) loss of investment funds accounted for using the equity method and other income	10,428	173,955	(1,336)	(24,286)	18,277	(4,577)	2,587	(3,641)	(3,246)
Share-based compensation	4,318	5,974	6,792	12,911	4,600	5,053	5,095	10,151	4,306
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	83,763	226,284	153,860	95,859	182,498	114,883	129,814	177,331	147,462
Unearned premiums, net of prepaid reinsurance premiums	120,867	(75,899)	(51,494)	(20,133)	105,497	(133,360)	(38,940)	8,418	127,107
Premiums receivable	(94,777)	18,896	115,653	21,679	(148,197)	174,098	140,753	(86,730)	(203,707)
Deferred acquisition costs, net	(18,933)	10,955	9,229	(8,491)	(21,319)	11,940	7,759	4,998	(23,700)
Reinsurance balances payable	11,278	(31,791)	(74,317)	(67,451)	19,677	(35,429)	(47,758)	(12,244)	91,498
Other liabilities	2,802	(131,774)	2,140	7,791	40,490	(4,721)	28,945	441	1,296
Other items, net	(13,027)	2,460	82,362	25,937	(29,070)	(17,155)	6,156	(34,464)	56,006
Net Cash Provided By Operating Activities	294,803	166,101	382,189	256,263	334,545	332,870	426,583	273,872	403,131

Investing Activities
Purchases of fixed maturity investments	(3,632,350)	(6,012,984)	(4,184,587)	(3,737,610)	(3,772,652)	(6,103,826)	(5,417,802)	(3,885,436)	(5,047,868)
Proceeds from sales of fixed maturity investments	3,377,680	5,456,446	3,970,441	3,521,141	3,523,338	5,280,324	5,231,766	4,080,733	4,326,607
Proceeds from redemptions and maturities of fixed maturity investments	168,758	137,665	127,312	180,437	136,932	149,535	188,665	121,863	183,984
Purchases of other investments	(22,670)	(254,729)	(38,036)	(40,837)	(146,815)	(313,388)	(43,870)	(33,379)	(151,978)
Proceeds from sales of other investments	24,027	224,466	146,388	24,098	65,226	141,697	20	7,555	54,754
Investment in joint venture	—	—	—	(100,000)	—	—	—	—	—
Net (purchases) sales of short-term investments	(204,924)	312,038	(280,724)	(13,462)	74,201	653,433	(226,906)	(329,880)	188,663
Change in investment of securities lending collateral	179,191	196,799	(32,120)	310,661	274,855	(583,417)	194,653	45,139	(268,722)
Purchases of furniture, equipment and other	(7,647)	(2,745)	(1,772)	(1,939)	(3,045)	(15,391)	(3,607)	(4,860)	(4,138)
Net Cash Provided By (Used For) Investing Activities	(117,935)	56,956	(293,098)	142,489	152,040	(791,033)	(77,081)	1,735	(718,698)

Financing Activities
Purchases of common shares under share repurchase program	(1,552)	—	(123,377)	(199,910)	(189,843)	(136,361)	(145,732)	(210,498)	(44,475)
Proceeds from common shares issued, net	(1,688)	10,497	3,334	5,510	2,540	4,859	1,212	4,282	3,145
Revolving credit agreement borrowings	—	—	—	100,000	—	—	—	—	—
Change in securities lending collateral	(179,191)	(196,799)	32,120	(310,661)	(274,855)	583,417	(194,653)	(45,139)	268,722
Excess tax benefits from share-based compensation	742	698	502	616	660	634	324	1,610	2,355
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)
Net Cash Provided By (Used For) Financing Activities	(188,150)	(192,065)	(93,882)	(410,906)	(467,959)	446,088	(345,310)	(256,206)	223,286

Effects of exchange rate changes on foreign currency cash	3,580	(18,350)	(2,656)	18	139	1,186	1,469	493	513

Increase (decrease) in cash	(7,702)	12,642	(7,447)	(12,136)	18,765	(10,889)	5,661	19,894	(91,768)
Cash beginning of period	251,739	239,097	246,544	258,680	239,915	250,804	245,143	225,249	317,017
Cash end of period	$244,037	$251,739	$239,097	$246,544	$258,680	$239,915	$250,804	$245,143	$225,249
Income taxes paid (received), net	$2,231	$(994)	$7,124	$2,723	$2,510	$746	$1,236	$1,285	$596
Interest paid	$184	$11,802	$724	$11,259	$0	$11,025	$0	$11,025	$0

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in SFAS No. 131, “Disclosures About Segments of an Enterprise and Related Information.”

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Inter-segment insurance business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. The insurance segment consists of eleven specialty product lines: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability business and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance treaties. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional and casualty clash business).

Corporate and other (non-underwriting) includes net investment income, other fee income, net of related expenses, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and income taxes. In addition, results for corporate and other include dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended March 31, 2009 and 2008

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	March 31, 2009			March 31, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$638,409	$390,129	$1,024,971	$626,348	$433,827	$1,053,152
Net premiums written	441,586	381,277	822,863	402,764	408,578	811,342

Net premiums earned	$401,097	$299,467	$700,564	$419,100	$289,134	$708,234
Fee income	870	55	925	882	186	1,068
Losses and loss adjustment expenses	(270,015)	(130,527)	(400,542)	(287,303)	(117,114)	(404,417)
Acquisition expenses, net	(57,623)	(68,835)	(126,458)	(51,889)	(62,750)	(114,639)
Other operating expenses	(62,908)	(18,192)	(81,100)	(73,637)	(18,238)	(91,875)
Underwriting income	$11,421	$81,968	93,389	$7,153	$91,218	98,371

Net investment income			95,882			122,193
Net realized gains (losses)			(5,164)			48,686
Net impairment losses recognized in earnings			(36,134)			(12,711)
Equity in net income (loss) of investment funds accounted for using the equity method			(9,581)			(22,313)
Other income			3,951			4,036
Other expenses			(6,016)			(5,312)
Interest expense			(5,712)			(5,524)
Net foreign exchange gains (losses)			25,205			(23,587)
Income before income taxes			155,820			203,839
Income tax expense			(9,490)			(7,956)

Net income			146,330			195,883
Preferred dividends			(6,461)			(6,461)
Net income available to common shareholders			$139,869			$189,422

Underwriting Ratios
Loss ratio	67.3%	43.6%	57.2%	68.6%	40.5%	57.1%
Acquisition expense ratio (2)	14.1%	23.0%	17.9%	12.2%	21.7%	16.1%
Other operating expense ratio	15.7%	6.1%	11.6%	17.6%	6.3%	13.0%
Combined ratio	97.1%	72.7%	86.7%	98.4%	68.5%	86.2%
Net premiums written to gross premiums written	69.2%	97.7%	80.3%	64.3%	94.2%	77.0%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,
	2009		2008
	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$106,029	24.0%	$97,237	24.1%
Programs	74,807	16.9%	54,583	13.6%
Professional liability	52,008	11.8%	54,081	13.4%
Executive assurance	50,079	11.3%	42,169	10.5%
Construction	36,571	8.3%	39,480	9.8%
Casualty	26,539	6.0%	28,543	7.1%
National accounts casualty	24,227	5.5%	13,055	3.2%
Travel and accident	17,534	4.0%	16,653	4.1%
Surety	11,358	2.6%	10,867	2.7%
Healthcare	11,219	2.5%	10,997	2.7%
Other (1)	31,215	7.1%	35,099	8.8%
Total	$441,586	100.0%	$402,764	100.0%

Net premiums earned
Property, energy, marine and aviation	$73,840	18.4%	$84,458	20.2%
Programs	66,669	16.6%	56,987	13.6%
Professional liability	58,234	14.5%	68,810	16.4%
Executive assurance	47,816	11.9%	44,408	10.6%
Construction	40,420	10.1%	42,717	10.2%
Casualty	32,698	8.2%	42,306	10.1%
National accounts casualty	14,439	3.6%	7,923	1.9%
Travel and accident	13,156	3.3%	15,485	3.7%
Surety	13,391	3.3%	13,499	3.2%
Healthcare	10,928	2.7%	13,445	3.2%
Other (1)	29,506	7.4%	29,062	6.9%
Total	$401,097	100.0%	$419,100	100.0%

Net premiums written by client location
United States	$317,044	71.8%	$279,255	69.3%
Europe	$92,396	20.9%	86,300	21.4%
Other	32,146	7.3%	37,209	9.3%
Total	$441,586	100.0%	$402,764	100.0%

Net premiums written by underwriting location
United States	320,829	72.7%	$287,208	71.3%
Europe	105,313	23.8%	102,012	25.3%
Other	15,444	3.5%	13,544	3.4%
Total	$441,586	100.0%	$402,764	100.0%

(1) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008	2007	2007	2007	2007

Gross premiums written	$638,409	$564,570	$678,338	$621,663	$626,348	$591,679	$722,688	$684,725	$661,210
Net premiums written	441,586	367,223	466,115	421,501	402,764	377,357	460,019	451,828	428,344

Net premiums earned	$401,097	$398,355	$441,049	$416,585	$419,100	$426,352	$429,584	$432,560	$413,847
Fee income	870	811	872	880	882	1,326	1,036	1,276	1,425
Losses and loss adjustment expenses	(270,015)	(307,136)	(337,456)	(262,633)	(287,303)	(271,893)	(273,896)	(272,658)	(259,322)
Acquisition expenses, net	(57,623)	(54,498)	(62,752)	(55,400)	(51,889)	(54,596)	(52,880)	(47,532)	(46,695)
Other operating expenses	(62,908)	(71,819)	(71,861)	(71,566)	(73,637)	(68,677)	(68,548)	(70,269)	(68,894)
Underwriting income (loss)	$11,421	$(34,287)	$(30,148)	$27,866	$7,153	$32,512	$35,296	$43,377	$40,361

Underwriting Ratios
Loss ratio	67.3%	77.1%	76.5%	63.0%	68.6%	63.8%	63.8%	63.0%	62.7%
Acquisition expense ratio (1)	14.1%	13.5%	14.0%	13.1%	12.2%	12.6%	12.1%	10.8%	11.1%
Other operating expense ratio	15.7%	18.0%	16.3%	17.2%	17.6%	16.1%	16.0%	16.2%	16.6%
Combined ratio	97.1%	108.6%	106.8%	93.3%	98.4%	92.5%	91.9%	90.0%	90.4%

Net premiums written
Property, energy, marine and aviation	$106,029	$56,263	$91,461	$89,674	$97,237	$54,789	$85,178	$104,226	$84,773
Programs	74,807	64,619	78,045	73,202	54,583	50,524	67,792	59,154	58,323
Professional liability	52,008	58,449	70,778	63,583	54,081	65,832	80,708	64,584	58,355
Executive assurance	50,079	54,028	53,665	43,740	42,169	46,511	46,845	47,904	44,091
Construction	36,571	31,989	43,916	50,105	39,480	41,133	40,615	47,672	42,641
Casualty	26,539	27,936	28,456	31,161	28,543	35,975	46,392	57,719	43,181
National accounts casualty	24,227	8,856	16,609	9,416	13,055	7,967	8,976	5,167	10,104
Travel and accident	17,534	12,436	16,949	15,948	16,653	15,715	14,109	17,019	12,048
Surety	11,358	12,704	16,599	10,206	10,867	11,114	13,233	12,968	18,747
Healthcare	11,219	11,161	11,411	11,027	10,997	13,892	15,952	12,383	21,530
Other (2)	31,215	28,782	38,226	23,439	35,099	33,905	40,219	23,032	34,551
Total	$441,586	$367,223	$466,115	$421,501	$402,764	$377,357	$460,019	$451,828	$428,344

Net premiums earned
Property, energy, marine and aviation	$73,840	$76,586	$88,903	$83,830	$84,458	$79,574	$81,233	$92,284	$81,786
Programs	66,669	66,462	71,576	62,085	56,987	58,249	59,518	57,036	56,209
Professional liability	58,234	58,195	62,987	66,200	68,810	67,281	67,256	65,804	67,884
Executive assurance	47,816	45,192	47,237	44,496	44,408	44,887	46,481	47,408	45,378
Construction	40,420	38,603	45,601	39,225	42,717	44,975	43,174	40,334	37,967
Casualty	32,698	35,251	37,351	38,292	42,306	47,458	50,248	52,673	51,560
National accounts casualty	14,439	10,924	13,503	9,752	7,923	7,995	7,258	5,838	5,397
Travel and accident	13,156	13,414	17,671	15,994	15,485	16,561	14,469	16,337	9,246
Surety	13,391	12,109	13,891	12,057	13,499	14,874	16,597	16,597	19,129
Healthcare	10,928	10,880	12,292	13,137	13,445	15,256	16,249	17,107	19,844
Other (2)	29,506	30,739	30,037	31,517	29,062	29,242	27,101	21,142	19,447
Total	$401,097	$398,355	$441,049	$416,585	$419,100	$426,352	$429,584	$432,560	$413,847

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation, employers liability business and collateral protection business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,
	2009		2008
	Amount	% of Total	Amount	% of Total

Net premiums written
Casualty (1)	$99,432	26.1%	$105,987	25.9%
Property excluding property catastrophe (2)	119,088	31.2%	95,922	23.5%
Property catastrophe	91,903	24.1%	106,224	26.0%
Other specialty	40,712	10.7%	75,680	18.5%
Marine and aviation	28,523	7.5%	22,164	5.4%
Other	1,619	0.4%	2,601	0.7%
Total	$381,277	100.0%	$408,578	100.0%

Net premiums earned
Casualty (1)	$85,946	28.7%	$107,648	37.2%
Property excluding property catastrophe (2)	96,231	32.1%	63,341	21.9%
Property catastrophe	58,601	19.6%	50,281	17.4%
Other specialty	33,450	11.2%	38,484	13.3%
Marine and aviation	24,830	8.3%	27,431	9.5%
Other	409	0.1%	1,949	0.7%
Total	$299,467	100.0%	$289,134	100.0%

Net premiums written
Pro rata	$181,222	47.5%	$215,419	52.7%
Excess of loss	200,055	52.5%	193,159	47.3%
Total	$381,277	100.0%	$408,578	100.0%

Net premiums earned
Pro rata	$194,518	65.0%	$192,076	66.4%
Excess of loss	104,949	35.0%	97,058	33.6%
Total	$299,467	100.0%	$289,134	100.0%

Net premiums written by client location
United States	$229,968	60.3%	$217,179	53.2%
Europe	101,501	26.6%	143,920	35.2%
Bermuda	37,567	9.9%	34,060	8.3%
Other	12,241	3.2%	13,419	3.3%
Total	$381,277	100.0%	$408,578	100.0%

Net premiums written by underwriting location
Bermuda	$195,600	51.3%	$220,669	54.0%
United States	146,193	38.3%	154,480	37.8%
Other	39,484	10.4%	33,429	8.2%
Total	$381,277	100.0%	$408,578	100.0%

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008	2007	2007	2007	2007

Gross premiums written	$390,129	$266,165	$228,593	$273,318	$433,827	$245,371	$286,272	$427,348	$558,654
Net premiums written	381,277	248,351	226,577	264,617	408,578	200,309	234,611	306,067	443,401

Net premiums earned	$299,467	$300,159	$291,982	$289,090	$289,134	$285,864	$305,945	$318,852	$331,646
Fee income	55	645	72	358	186	540	574	815	544
Losses and loss adjustment expenses	(130,527)	(183,680)	(211,430)	(141,992)	(117,114)	(123,858)	(128,799)	(153,005)	(160,739)
Acquisition expenses, net	(68,835)	(68,733)	(70,661)	(63,826)	(62,750)	(57,106)	(78,544)	(69,745)	(73,433)
Other operating expenses	(18,192)	(21,761)	(18,331)	(20,091)	(18,238)	(25,126)	(22,153)	(19,999)	(13,781)
Underwriting income (loss)	$81,968	$26,630	$(8,368)	$63,539	$91,218	$80,314	$77,023	$76,918	$84,237

Underwriting Ratios
Loss ratio	43.6%	61.2%	72.4%	49.1%	40.5%	43.3%	42.1%	48.0%	48.5%
Acquisition expense ratio	23.0%	22.9%	24.2%	22.1%	21.7%	20.0%	25.7%	21.9%	22.1%
Other operating expense ratio	6.1%	7.2%	6.3%	6.9%	6.3%	8.8%	7.2%	6.3%	4.2%
Combined ratio	72.7%	91.3%	102.9%	78.1%	68.5%	72.1%	75.0%	76.2%	74.8%

Net premiums written
Casualty (1)	$99,432	$71,740	$82,497	$86,974	$105,987	$107,909	$103,718	$110,108	$144,474
Property excluding property catastrophe (2)	119,088	90,909	56,105	85,748	95,922	40,729	43,341	69,351	94,946
Property catastrophe	91,903	27,534	44,591	52,797	106,224	8,762	35,268	77,514	80,659
Other specialty	40,712	26,066	24,013	20,693	75,680	13,664	33,145	27,971	73,996
Marine and aviation	28,523	31,867	18,727	17,975	22,164	29,156	17,903	19,812	43,715
Other	1,619	235	644	430	2,601	89	1,236	1,311	5,611
Total	$381,277	$248,351	$226,577	$264,617	$408,578	$200,309	$234,611	$306,067	$443,401

Net premiums earned
Casualty (1)	$85,946	$95,990	$106,146	$106,199	$107,648	$118,160	$115,862	$131,114	$140,442
Property excluding property catastrophe (2)	96,231	78,778	68,670	67,445	63,341	63,676	62,699	64,734	73,042
Property catastrophe	58,601	60,975	57,015	51,496	50,281	44,951	53,703	38,152	34,690
Other specialty	33,450	36,255	36,388	36,058	38,484	30,741	49,232	52,582	52,042
Marine and aviation	24,830	26,877	22,395	26,946	27,431	25,950	21,889	30,021	26,622
Other	409	1,284	1,368	946	1,949	2,386	2,560	2,249	4,808
Total	$299,467	$300,159	$291,982	$289,090	$289,134	$285,864	$305,945	$318,852	$331,646

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Fixed Income Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	March 31,		December 31,		September 30,		June 30,		March 31,
	2009		2008		2008		2008		2008
Investable assets:
Fixed maturities available for sale, at market value	$8,540,653	83%	$8,122,221	81%	$7,544,831	75%	$7,746,296	77%	$7,591,695	74%
Fixed maturities pledged under securities lending agreements, at market value (1)	503,449	5%	626,501	6%	901,559	9%	890,822	9%	1,189,050	12%
Total fixed maturities	9,044,102	88%	8,748,722	87%	8,446,390	84%	8,637,118	86%	8,780,745	86%
Short-term investments available for sale, at market value	749,708	7%	479,586	5%	863,783	9%	645,587	6%	631,285	6%
Short-term investments pledged under securities lending agreements, at market value (1)	56,242	1%	101,564	1%	3,987	0%	—	0%	1,036	0%
Cash	244,037	2%	251,739	3%	239,097	2%	246,544	2%	258,680	3%
Other investments
Fixed income mutual funds	32,912	0%	39,858	0%	60,051	1%	122,236	1%	145,454	1%
International equity index funds	—	0%	—	0%	—	0%	106,230	1%	108,493	1%
Privately held securities and other (Aeolus LP, etc.)	72,076	1%	69,743	1%	82,095	1%	67,172	1%	62,305	1%
Investment funds accounted for using the equity method (2)	293,452	3%	301,027	3%	384,139	4%	351,879	3%	294,379	3%
Securities transactions entered into but not settled at the balance sheet date	(241,836)	(2)%	(18,236)	0%	(39,117)	(1)%	(10,845)	0%	(39,640)	(1)%
Total investable assets (1)	$10,250,693	100%	$9,974,003	100%	$10,040,425	100%	$10,165,921	100%	$10,242,737	100%

Fixed income metrics (1):
Average effective duration (in years)	3.02		3.62		3.44		3.36		3.50
Average credit quality	AA+		AA+		AA+		AA+		AA+
Imbedded book yield (before investment expenses)	4.17%		4.55%		4.74%		4.96%		4.82%

Credit quality distribution of total fixed maturities (1) (3):
AAA	$7,146,184	79%	$6,756,503	77%	$6,202,446	73%	$6,110,053	71%	$6,676,227	76%
AA	833,192	9%	815,512	9%	1,177,943	14%	1,287,086	15%	950,671	11%
A	645,995	7%	750,947	9%	651,915	8%	772,697	9%	730,523	8%
BBB	178,854	2%	195,319	2%	205,362	2%	227,699	2%	209,874	3%
BB	54,094	1%	52,349	1%	46,283	1%	48,083	1%	34,072	0%
B	126,670	1%	126,688	1%	109,544	1%	123,650	1%	113,912	1%
Lower than B	11,825	0%	9,549	0%	8,868	0%	9,738	0%	9,785	0%
Not rated	47,288	1%	41,855	1%	44,029	1%	58,112	1%	55,681	1%
Total fixed maturities, at market value	$9,044,102	100%	$8,748,722	100%	$8,446,390	100%	$8,637,118	100%	$8,780,745	100%

(1)

In securities lending transactions, the Company receives collateral in excess of the market value of the fixed maturities and short-term investments pledged under securities lending agreements.For purposes of these tables, the Company has excluded the collateral received and reinvested at each date, which is reflected as “investment of funds received under securities lending agreements, at market value” and included amounts reflected as “fixed maturities and short-term investments pledged under securities lending agreements, at market value.”

(2)

The Company’s investment portfolio includes certain funds that invest in fixed maturity securities which, due to the ownership structure of the funds, are accounted for by the Company using the equity method. In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). Changes in the carrying value of such investments are recorded as ‘Equity in net income (loss) of investment funds accounted for using the equity method’ rather than as an unrealized gain or loss component of accumulated other comprehensive income in shareholders’ equity as are changes in the carrying value of the Company’s other fixed income investments.

(3)	Ratings as assigned by the major rating agencies.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements:

		Gross	Gross	Net		Estimated
	Estimated	Unrealized	Unrealized	Unrealized	Amortized	Market Value /
March 31, 2009	Market Value	Gains	Losses (1)	Gains (Losses)	Cost (1)	Amortized Cost

Corporate bonds	$2,181,763	$32,016	$(123,549)	$(91,533)	$2,273,296	96.0%
Mortgage backed securities	1,692,863	31,111	(138,230)	(107,119)	1,799,982	94.0%
U.S. government and government agencies	1,547,416	51,239	(7,554)	43,685	1,503,731	102.9%
Commercial mortgage backed securities	1,209,605	20,153	(48,276)	(28,123)	1,237,728	97.7%
Asset backed securities	922,560	8,388	(45,788)	(37,400)	959,960	96.1%
Municipal bonds	861,954	32,621	(2,157)	30,464	831,490	103.7%
Non-U.S. government securities	627,941	22,550	(24,124)	(1,574)	629,515	99.7%
Total	$9,044,102	$198,078	$(389,678)	$(191,600)	$9,235,702	97.9%

(1) The adoption of FSP 115-2 on January 1, 2009 resulted in an increase in the amortized cost basis of the Company’s fixed maturities and a related increase in gross unrealized losses. The increase upon adoption of $62.0 million, which consisted of $23.6 million in corporate bonds, $16.5 million in asset backed securities, $12.2 million in mortgage-backed securities and smaller adjustments to the other categories.

Corporate Exposures:

The following table summarizes the Company’s corporate bonds by major sector at March 31, 2009:

	Estimated Market Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Financials	$1,016,829	46.6%	9.9%
Industrials	636,103	29.2%	6.2%
Utilities	85,512	3.9%	0.8%
All other (1)	443,319	20.3%	4.3%
Total	$2,181,763	100.0%	21.2%

(1) Includes foreign agencies, sovereign and supernational securities and other.

The following table summarizes the Company’s corporate bonds by credit quality distribution at March 31, 2009:

	Estimated Market Value
		% of Asset	% of Investable
	Total	Class	Assets
Rating:
AAA	$868,829	39.8%	8.5%
AA	346,558	15.9%	3.4%
A	579,223	26.5%	5.7%
BBB	165,095	7.6%	1.6%
BB	40,252	1.8%	0.4%
B	124,324	5.7%	1.2%
Lower than B	10,206	0.5%	0.1%
Not rated	47,276	2.2%	0.5%
Total	$2,181,763	100.0%	21.3%

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers at March 31, 2009:

	Estimated Market Value
	Government	Not
	Guaranteed (1)	Guaranteed	Total

JPMorgan Chase & Co.	$75,837	$37,671	$113,508
Bank of America Corp.	65,924	44,059	109,983
General Electric Capital Corp.	20,022	61,791	81,813
Citigroup Inc.	10,367	43,830	54,197
Wells Fargo & Company	—	52,213	52,213
Goldman Sachs Group Inc.	37,720	10,667	48,387
Verizon Communications Inc.	—	47,632	47,632
Japan Finance Corp.	46,787	—	46,787
Macquarie Group Ltd.	43,540	—	43,540
HSBC Holdings PLC	26,107	13,986	40,093
Total	$326,304	$311,849	$638,153

(1) Securities of US-domiciled issuers are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), a U.S. government agency, under the Temporary Liquidity Guarantee Program. Japan Finance Corp., Macquarie Group Ltd. and HSBC Holdings PLC securities are guaranteed by the governments of Japan, Australia, and the United Kingdom, respectively.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage backed securities (“MBS”) and commercial mortgage backed securities (“CMBS”) at March 31, 2009, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Market Value
	Issuance	Par	Credit		% of Asset	% of Investable
	Year	Value	Quality	Total	Class	Assets

Non-agency MBS:	2002	$5,363	AAA	$4,880	0.3%	0.0%
	2003	4,367	AAA	3,777	0.2%	0.0%
	2004	42,508	AAA	31,190	1.8%	0.3%
	2005	111,702	AA+	60,574	3.6%	0.6%
	2006	86,381	AA+	46,989	2.8%	0.5%
	2007	124,097	A	73,793	4.4%	0.7%
	2008	30,211	AAA	23,751	1.4%	0.2%
Total non-agency MBS		$404,629	AA	$244,954	14.5%	2.3%

Non-agency CMBS:	1998	$3,400	AAA	$3,289	0.3%	0.0%
	1999	86,929	AAA	88,419	7.3%	0.9%
	2000	129,351	AAA	131,302	10.9%	1.3%
	2001	131,981	AAA	128,942	10.7%	1.3%
	2002	70,822	AAA	67,959	5.6%	0.7%
	2003	97,332	AAA	91,854	7.6%	0.9%
	2004	77,045	AAA	69,348	5.7%	0.7%
	2005	77,943	AAA	64,212	5.3%	0.6%
	2006	36,807	AAA	28,027	2.3%	0.3%
	2007	37,900	AAA	31,750	2.6%	0.3%
Total non-agency CMBS		$749,510	AAA	$705,102	58.3%	7.0%

	Non-Agency	Non-Agency
Additional Statistics	MBS	CMBS (1)

Wtd. average loan age (months)	39	81
Wtd. average life (months) (2)	47	34
Wtd. average loan-to-value % (3)	69.4%	57.0%
Total delinquencies (4)	9.9%	1.3%
Current credit support % (5)	15.5%	30.0%

(1)	Loans defeased with government/agency obligations represented approximately 22% of the collateral underlying the Company’s CMBS holdings.
(2)

The weighted average life for MBS is based on the interest rates in effect at March 31, 2009. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 37% to 91%, while the range of loan-to-values on CMBS is 43% to 76%.
(4)	Total delinquencies includes 60 days and over.
(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset backed securities (“ABS”) at March 31, 2009:

		Average		Estimated Market Value
	Par	Credit	Effective		% of Asset	% of Investable
	Value	Quality	Duration	Total	Class	Assets

Sector:
Autos (1)	$259,576	AAA	1.32	$253,993	27.5%	2.5%
Credit cards (2)	441,359	AAA	1.26	421,599	45.7%	4.1%
Rate reduction bonds (3)	140,997	AAA	1.84	146,393	15.9%	1.4%
Student loans (4)	40,625	AAA	(0.02)	39,020	4.2%	0.4%
Equipment (5)	32,899	AAA	1.53	32,863	3.6%	0.3%
Other	9,346	AAA	0.20	8,086	0.9%	0.1%
	924,802	AAA	1.31	901,954	97.8%	8.8%

Home equity (6)	$33,019	AAA	0.01	$17,866	1.9%	0.2%
	17,705	AA	0.01	2,447	0.3%	0.0%
	760	A	0.01	158	0.0%	0.0%
	13	B	0.01	—	0.0%	0.0%
	5,400	CCC	0.01	76	0.0%	0.0%
	697	D	0.07	59	0.0%	0.0%
	57,594	AA	0.01	20,606	2.2%	0.2%

Total ABS	$982,396	AAA	1.23	$922,560	100.0%	9.0%

(1)	The weighted average credit support % on autos is 18.2%.
(2)	The average excess spread % on credit cards is 6.9%.
(3)	The weighted average credit support % on rate reduction bonds is 1.5%.
(4)	The weighted average credit support % on student loans is 4.5%.
(5)	The weighted average credit support % on equipment is 5.5%.
(6)	The weighted average credit support % on home equity is 33.7%.

The Company’s investment portfolio included $62.7 million par in sub-prime securities at March 31, 2009, with an estimated market value of $24.1 million and an average credit quality of “AA.” Such amounts were primarily in the home equity sector with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $33.8 million estimated market value of sub-prime securities with an average credit quality of “AAA” from Standard & Poors and “Ba2” from Moody’s.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

The Company’s investments in bank loan funds are included in the following categories at March 31, 2009:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

Investment funds accounted for using the equity method	$210,644	63.6%	2.1%
Corporate bonds, at market value	95,960	29.0%	0.9%
Other investments, at market value	24,686	7.4%	0.2%
Total	$331,290	100.0%	3.2%

The following table summarizes the Company’s bank loan funds by currency (translated into U.S. Dollars) at March 31, 2009:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets

U.S.-denominated	$202,469	61.1%	2.0%
Euro-denominated	128,821	38.9%	1.2%
Total	$331,290	100.0%	3.2%

The following table summarizes the Company’s bank loan funds by major sector at March 31, 2009:

	Carrying	% of Asset	% of Investable
	Value	Class	Assets
Sector:
Healthcare, education and childcare	$48,201	14.5%	0.5%
Printing and publishing	$32,547	9.8%	0.3%
Diversified / conglomerate service	$32,182	9.7%	0.3%
Broadcasting and entertainment	31,571	9.5%	0.3%
Utilities	19,878	6.0%	0.2%
All other	166,911	50.5%	1.6%
Total	$331,290	100.0%	3.2%

Additional Statistics:

Weighted average rating factor (Moody’s)	B1
Weighted average carrying value as % of par value	64.0%
Estimated % of “CCC” and lower rated holdings	5.4%

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses included in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses included in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses included in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In the 2008 fourth quarter, the Company sustained a net loss. Accordingly, based on GAAP, diluted net loss per share and diluted weighted average shares outstanding for the 2008 fourth quarter do not include the effect of dilutive common share equivalents since the inclusion of such common share equivalents is anti-dilutive to per share results.  The 2008 fourth quarter pro forma diluted net loss per share included in this supplement reflects the effect of such dilutive common share equivalents in order to make comparisons to other periods more meaningful. This presentation is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to actual diluted net loss per share (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on page 18 of this supplement.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income (loss) available to common shareholders along with related per common share results:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008 (1)	2008	2008	2008	2007	2007	2007	2007

After-tax operating income available to common shareholders	$169,001	$85,934	$64,094	$185,375	$201,983	$221,520	$214,582	$205,626	$204,730
Net realized gains (losses), net of tax	(9,111)	(30,836)	(21,904)	(2,174)	45,782	37,413	16,577	(2,347)	6,477
Net impairment losses recognized in earnings, net of tax	(36,134)	(75,169)	(82,514)	(10,694)	(12,646)	(19,202)	(2,698)	(444)	(5,691)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(9,581)	(174,147)	(1,731)	19,583	(22,313)	(906)	(5,283)	3,376	2,642
Net foreign exchange gains (losses), net of tax	25,694	51,246	68,445	192	(23,384)	(4,416)	(23,433)	(6,817)	(9,607)
Net income (loss) available to common shareholders	$139,869	$(142,972)	$26,390	$192,282	$189,422	$234,409	$199,745	$199,394	$198,551

Diluted per common share results:
After-tax operating income available to common shareholders	$2.70	$1.43	$1.02	$2.82	$2.97	$3.12	$2.96	$2.73	$2.67
Net realized gains (losses), net of tax	(0.14)	(0.51)	(0.35)	(0.03)	0.67	0.53	0.23	(0.03)	0.08
Net impairment losses recognized in earnings, net of tax	(0.58)	(1.25)	(1.31)	(0.17)	(0.19)	(0.27)	(0.04)	(0.01)	(0.07)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(0.15)	(2.90)	(0.03)	0.30	(0.33)	(0.01)	(0.07)	0.05	0.04
Net foreign exchange gains (losses), net of tax	0.41	0.85	1.09	0.00	(0.34)	(0.06)	(0.32)	(0.09)	(0.13)
Net income (loss) available to common shareholders	$2.24	$(2.38)	$0.42	$2.92	$2.78	$3.31	$2.76	$2.65	$2.59

Weighted average common shares and common share equivalents outstanding – diluted	62,559,969	60,048,258	62,830,910	65,748,119	68,019,413	70,901,361	72,378,940	75,254,846	76,640,686

Pro Forma (1)
Diluted per common share results:
After-tax operating income available to common shareholders	$1.37
Net realized gains (losses), net of tax	(0.49)
Net impairment losses recognized in earnings, net of tax	(1.20)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	(2.78)
Net foreign exchange gains (losses), net of tax	0.82
Net income (loss) available to common shareholders	$(2.28)

Weighted average common shares and common share equivalents outstanding – diluted	62,587,256

(1) Due to the net loss recorded in the 2008 fourth quarter, diluted weighted average common shares and common share equivalents as reported do not include 2.5 million dilutive common share equivalents since the inclusion of such common share equivalents would have had an anti-dilutive effect on the loss per share under GAAP. The 2008 fourth quarter pro forma per diluted share amounts include such dilutive common share equivalents in order to make comparisons to the 2007 fourth quarter more meaningful.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008	2007	2007	2007	2007
After-tax operating income available to common shareholders	$169,001	$85,934	$64,094	$185,375	$201,983	$221,520	$214,582	$205,626	$204,730
Annualized after-tax operating income available to common shareholders (a)	$676,004	$343,736	$256,376	$741,500	$807,932	$886,080	$858,328	$822,504	$818,920

Beginning common shareholders’ equity	$3,107,965	$3,191,710	$3,561,233	$3,679,544	$3,710,811	$3,549,795	$3,379,067	$3,458,348	$3,265,619
Ending common shareholders’ equity	$3,305,396	$3,107,965	$3,191,710	$3,561,233	$3,679,544	$3,710,811	$3,549,795	$3,379,067	$3,458,348

Average common shareholders’ equity (b)	$3,206,681	$3,149,838	$3,376,472	$3,620,389	$3,695,178	$3,630,303	$3,464,431	$3,418,708	$3,361,984

Annualized operating return on average common equity (a)/(b)	21.1%	10.9%	7.6%	20.5%	21.9%	24.4%	24.8%	24.1%	24.4%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2009	2008	2008	2008	2008	2007	2007	2007	2007
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 30, 2011 (variable)	100,000	100,000	100,000	100,000	—	—	—	—	—
Total debt	$400,000	$400,000	$400,000	$400,000	$300,000	$300,000	$300,000	$300,000	$300,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (2)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	3,305,396	3,107,965	3,191,710	3,561,233	3,679,544	3,710,811	3,549,795	3,379,067	3,458,348
Total shareholders’ equity	$3,630,396	$3,432,965	$3,516,710	$3,886,233	$4,004,544	$4,035,811	$3,874,795	$3,704,067	$3,783,348

Total capital	$4,030,396	$3,832,965	$3,916,710	$4,286,233	$4,304,544	$4,335,811	$4,174,795	$4,004,067	$4,083,348

Common shares outstanding (3) (b)	60,532,222	60,511,974	60,173,489	61,943,100	64,649,618	67,318,466	69,141,795	71,273,285	73,746,726

Book value per common share (a)/(b)	$54.61	$51.36	$53.04	$57.49	$56.92	$55.12	$51.34	$47.41	$46.89

Leverage ratios:
Senior notes/total capital	7.4%	7.8%	7.7%	7.0%	7.0%	6.9%	7.2%	7.5%	7.3%
Revolving credit agreement borrowings/total capital	2.5%	2.6%	2.6%	2.3%	0.0%	0.0%	0.0%	0.0%	0.0%
Debt/total capital	9.9%	10.4%	10.2%	9.3%	7.0%	6.9%	7.2%	7.5%	7.3%
Preferred/total capital	8.1%	8.5%	8.3%	7.6%	7.6%	7.5%	7.8%	8.1%	8.0%
Debt and preferred/total capital	18.0%	18.9%	18.5%	16.9%	14.5%	14.4%	15.0%	15.6%	15.3%

(1) 8,000,000 shares, $25 liquidation preference, redeemable by Company on or after February 1, 2011.

(2) 5,000,000 shares, $25 liquidation preference, redeemable by Company on or after May 15, 2011.

(3) Excludes the effects of stock options and restricted stock units outstanding.